EXHIBIT 24

POWERS OF ATTORNEY

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Eric J. Martin

does hereby appoint Darin D. Smith and David W. Hopewell, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to Initial filing Registration Statements filed on Form S-1 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933, in connection with the File Numbers listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File Number
333-177282

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of November, 2011.

/s/ Eric J. Martin
Eric J. Martin Director, Vice President, Chief Financial Officer, Treasurer and Corporate Controller

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Frank A. Camp

does hereby appoint Darin D. Smith and David W. Hopewell, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to Initial filing Registration Statements filed on Form S-3 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933, in connection with the File Numbers listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File Number
333-177282

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of November, 2011.

/s/ Frank A. Camp
Frank A. Camp
Director, Senior Vice President and Secretary

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

John T. Mallett

does hereby appoint Darin D. Smith and David W. Hopewell, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to Initial filing Registration Statements filed on Form S-3 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933, in connection with the File Numbers listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File Number
333-177282

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of November, 2011.

/s/ John T. Mallett
John T. Mallett
Director and Vice President

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Robert R. Frederick

does hereby appoint Darin D. Smith and David W. Hopewell, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to Initial filing Registration Statements filed on Form S-3 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933, in connection with the File Numbers listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File Number
333-177282

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of November, 2011.

/s/ Robert R. Frederick
Robert R. Frederick
Director and Senior Vice President

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Thomas A. Swank

does hereby appoint Darin D. Smith and David W. Hopewell, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to Initial filing Registration Statements filed on Form S-3 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933, in connection with the File Numbers listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File Number
333-177282

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of November, 2011.

/s/ Thomas A. Swank
Thomas A. Swank
Director and President